UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to ss.240.14a-12

                          COMMUNITY FIRST BANCORP, INC.
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                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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

CFB  [GRAPHIC OF TREE OMITTED]

COMMUNITY FIRST BANCORP, INC.





                                 April 28, 2006



Dear Fellow Stockholder:

     You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Community First Bancorp, Inc., the holding company for Community First Bank. The Annual Meeting will be held at the main office of the Bank, 2420 North Main Street, Madisonville, Kentucky on Thursday, June 1, 2006 at 8:00 a.m.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

     WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. On behalf of your Board of Directors, we thank you for your interest and support.

Sincerely,

/s/William M. Tandy

William M. Tandy
President and Chief Executive Officer


      2420 North Main Street, Madisonville, Kentucky 42431 o (270) 326-3500

                          COMMUNITY FIRST BANCORP, INC.
                             2420 North Main Street
                          Madisonville, Kentucky 42431
                                 (270) 326-3500

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on June 1, 2006

         NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders (the "Annual Meeting") of Community First Bancorp, Inc. (the "Company") will be held at the main office of Community First Bank, 2420 North Main Street, Madisonville, Kentucky on Thursday, June 1, 2006 at 8:00 a.m., Central Time.

         A proxy statement and proxy card for the Annual Meeting accompany this notice.

         The Annual Meeting is for the purpose of considering and acting upon the following matters:

               1.   The election of three directors; and

               2. The consideration of such other matters as may properly come before the Annual Meeting.

         Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Only stockholders of record at the close of business on April 7, 2006 are entitled to vote at the Annual Meeting and any adjournments thereof.

         You are requested to complete and sign the accompanying proxy card which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy card will not be used if you attend and vote at the Annual Meeting in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/Michael D. Wortham

                                    Michael D. Wortham
                                    Secretary
Madisonville, Kentucky
April 28, 2006

         IMPORTANT:  THE PROMPT  RETURN OF  PROXIES  WILL SAVE THE  COMPANY  THE
EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. THE ENCLOSED PROXY CARD IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                                       OF
                          COMMUNITY FIRST BANCORP, INC.
                             2420 North Main Street
                                  P.O. Box 736
                          Madisonville, Kentucky 42431
                                 (270) 326-3500

                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 1, 2006

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                                     GENERAL
--------------------------------------------------------------------------------

         This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Community First Bancorp, Inc. (the "Company") to be used at the 2006 Annual Meeting of Stockholders of the Company and any adjournments or postponements thereof (the "Annual Meeting") which will be held at the main office of Community First Bank (the "Bank"), 2420 North Main Street, Madisonville, Kentucky on Thursday, June 1, 2006 at 8:00 a.m., Central Time. This proxy statement and the accompanying form of proxy are first being sent to stockholders on or about April 28, 2006.

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                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments or postponements thereof. Proxies may be revoked by written notice to Michael D. Wortham, Secretary, at the address shown above, by filing a later-dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting alone will not revoke such stockholder's proxy.

         Unless contrary instruction is given, proxies solicited by the Board of Directors of the Company will be voted for the election as directors of the nominees set forth below. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is properly presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors.

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                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         The securities entitled to vote at the Annual Meeting consist of the Company's common stock, par value $0.01 per share (the "Common Stock"). Stockholders of record as of the close of business on April 7, 2006 (the "Record Date") are entitled to one vote for each share then held. At the Record Date, there were 297,406 shares of the Common Stock outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is required for a quorum at the Annual Meeting.

         The following table sets forth, as of the Record Date, certain information as to those persons who were known to be the beneficial owners of more than five percent (5%) of the Company's outstanding shares of Common Stock and the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group.

                                                                  Percent of Shares of
Name and Address                          Amount and Nature of        Common Stock
of Beneficial Owner                       Beneficial Ownership1       Outstanding2
-------------------                       ---------------------       ------------
Gary B. Kivett                                   18,800                  6.32%
P.O. Box 707
Spruce Pine, NC 28777

Israel Englander                                 25,500 3                8.57%
Millenium Management, L.L.C.
Millenco, L.P.
666 Fifth Avenue
New York, NY  10103

All directors and executive officers             56,362 4               18.89%
as a group (10 persons)

----------------
1 For purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership of such Common Stock at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named persons exercise sole voting and investment power over the shares of the Common Stock.
2 In calculating the percentage ownership of an individual or group, the number of shares outstanding is deemed to include any shares which the individual or group has the right to acquire within 60 days of the Record Date.
3 According to the most recent amendment to the Statement on Schedule 13G filed by the Reporting Persons on January 25, 2006, Millennium Management, L.L.C. is the general partner of Millenco, L.P. and Israel Englander is the managing member of Millennium Management, L.L.C.
4 Includes 1,036 shares which directors and executive officers have the right to acquire within 60 days of the Record Date pursuant to the vesting of awards under the 2005 Restricted Stock Plan.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Board of Directors is composed of nine members. Under the Company's Articles of Incorporation, directors are divided into three classes, as nearly equal in number as possible. Each class serves for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors has nominated directors Paul W. Arison, Charlotte E. Baldwin and C. Barry Vaughn to serve as directors for additional three-year terms.

         If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         Under the Company's Bylaws, directors are elected by a plurality of the votes of the shares present in person or by proxy at the Annual Meeting. Votes which are not cast at the Annual Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or withheld from a nominee. Unless otherwise specified on the proxy, it is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees.

         The following table sets forth the names of the Board's nominees for election as directors of the Company and of those directors who will continue to serve as such after the Annual Meeting. Also set forth is certain other information with respect to each person's age, their positions with the Company, the year he or she first became a director of the Company's wholly owned subsidiary, Community First Bank (the "Bank" or "Community First"), the expiration of his or her term as a director, and the number and percentage of shares of the Common Stock beneficially owned. All of the directors were initially appointed as directors of the Company in 2003 in connection with the Company's incorporation.

                                                            Year First                         Shares of
                                                            Elected as        Current        Common Stock
                                                             Director          Term          Beneficially     Percent
Name and Position                               Age*       of the Bank       to Expire          Owned*1      of Class2
-----------------                               ----       -----------       ---------          -------      ---------
                                        BOARD NOMINEES FOR TERMS TO EXPIRE IN 2009
Paul W. Arison                                   54            1993            2006              9,357         3.15%
Director

Charlotte E. Baldwin                             74            1991            2006              2,320         0.78%
Director

C. Barry Vaughn                                  58            1999            2006              5,156         1.73%
Director
                                              DIRECTORS CONTINUING IN OFFICE

William M. Tandy                                 50            2001            2007              6,636         2.23%
President, Chief Executive Officer,
Chairman of the Board and Director

Steven E. Carson                                 54            1991            2007              6,570         2.21%
Director

J. Craig Riddle                                  81            1970            2007             13,208         4.44%
Director

Michael D. Wortham                               35            1998            2008                491         0.17%
Vice President, Chief Financial Officer
and Director

Ralph T. Teague                                  87            1979            2008              6,333         2.13%
Vice Chairman and Director

Charles G. Ramsey                                55            2001            2008              6,291         2.12%
Director
                                                                                      (footnotes on following page)

                                        3

______________________
*    As of the Record Date.
1 Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual's household; stock allocated through certain employee benefit plans of the Company; stock in which the individual either has or shares voting and/or investment power and shares which the individual has the right to acquire at any time within 60 days of the Record Date. Each person or relative of such person whose shares are included herein exercises sole or shared voting and dispositive power as to the shares reported. Includes 83 shares which Messrs. Teague and Riddle each have the right to acquire pursuant to the vesting of restricted stock within 60 days of the Record Date, 70 shares which Ms. Baldwin and Mr. Carson each have the right to acquire, 61 shares which Mr. Arison has the right to acquire, 46 shares which Mr. Vaughn has the right to acquire, 41 shares which Mr. Ramsey has the right to acquire, 416 shares which Mr. Tandy has the right to acquire and 166 shares which Mr. Wortham has the right to acquire.
2 In calculating the percentage ownership of an individual or group, the number of shares outstanding is deemed to include any share which the individual or group has the right to acquire within 60 days of the Record Date.

         The principal occupation of each director and executive officer of the Company for the last five years is set forth below.

         Paul W. Arison has been employed in the Commissary at the Hopkins County Detention Facility since 2001. Prior to that time, he managed Kuester's Hardware Store in Madisonville.

         Charlotte E. Baldwin, a former mayor of Madisonville and Secretary of the Kentucky Cabinet of Natural Resources and Environmental Protection, is a member of the Madisonville Chamber of Commerce and First United Methodist Church. A graduate of the University of Evansville, she is a Hospice volunteer and a reading mentor at Grapevine Elementary School.

         C. Barry Vaughn is the President and co-owner of Happy's of Madisonville, an office equipment dealer located in Madisonville. Mr. Vaughn is a past member of the board of the Madisonville Chamber of Commerce, is a member of the Kiwanis Club and has been active with the United Way.

         William M. Tandy has served as President and Chief Executive Officer of the Bank from November 2001 to the present. From 1993 to 2001, Mr. Tandy served as President of Hacienda Bank, Santa Maria, California. Mr. Tandy has been in the banking industry since 1974 and has been brought in as Chief Executive Officer by three different banks to successfully effect turnarounds. Mr. Tandy is a member of the Madisonville Rotary Club and is past president of the Santa Maria Valley Economic Association and a past board member of the Santa Maria Chamber of Commerce and the Santa Barbara County Workforce Investment Board.

         Steven E. Carson is the owner/operator of Barnett-Strother Funeral Home, Inc., in Madisonville. Mr. Carson has been active with the Lions Club.

         J. Craig Riddle is a retired insurance agent. Mr. Riddle was the owner and principal of the J. Craig Riddle Insurance Co., a full-line insurance broker in Madisonville, Kentucky. Mr. Riddle is a founding member of the Kentucky Lake Sailing Club.

     Michael D. Wortham has been employed with the Bank since 1994 and currently serves as the Bank's Chief Financial Officer, Secretary and Treasurer. Mr. Wortham has served as a board member with the Madisonville Chamber of Commerce and the United Way and as President of the Kiwanis Club.

     Ralph T. Teague is a retired coal company executive. He is active in the Madisonville Kiwanis Club.

     Charles G. Ramsey is Vice President-Finance and Chief Financial Officer of the Renshaw Automotive Group in Hopkinsville, Kentucky. Mr. Ramsey is a Certified Public Accountant.

Executive Officer Who is Not a Director

     Charlotte Sellers serves as Senior Lender, Senior Vice President and has been employed by the Bank since September 2003. Prior to joining the Bank, she was an Assistant Vice President at Fifth Third Bank in Madisonville, Kentucky. She has six years of banking experience in Commercial Lending. She is a board member of the Madisonville Hopkins County Chamber of Commerce and is active in the Kiwanis Club.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors holds regular and special meetings as needed. The Board of Directors of the Bank held 12 regular meetings and met informally on a weekly basis. During the year ended December 31, 2005, the Company's Board of Directors met one time. No director attended fewer than 75% of the total number of meetings of the Board of Directors held during 2005 and the total number of meetings held by all committees on which the director served during the year. The Company encourages directors to attend annual meetings of stockholders. All directors attended last year's annual meeting. Stockholders may send communications to the Board of Directors by addressing them to the Corporate Secretary at the main office.

     Audit Committee. The Company's Audit Committee consists of all of the directors other than Messrs. Tandy and Wortham. The Company has adopted a written charter for the Audit Committee. The members of the Audit Committee would be considered independent under the listing standards of The Nasdaq Stock Market. The Board of Directors has determined that Charles G. Ramsey is an audit committee financial expert within the meaning of the regulations of the Securities and Exchange Commission based on his credentials as a Certified Public Accountant and his experience as a Chief Financial Officer. The Board of Directors has determined that Mr. Ramsey would be independent within the meaning of the listing requirements of The Nasdaq Stock Market. The Audit Committee met two times during 2005.

     Compensation Committee. The Company's Personnel Committee, consisting of all directors, acts as a compensation committee. The Personnel Committee annually reviews the compensation paid to the Chief Executive Officer and other officers and makes recommendations to the full Board of Directors. Messrs. Tandy and Wortham do not participate in discussions regarding their compensation. The Personnel Committee met one time during the 2005 fiscal year.

         Nominating Committee and Director Nomination Process. The Company does not have a standing nominating committee or committee performing similar functions. Instead, the full Board of Directors acts as a nominating committee for the selection of management's nominees for director and each director participates in the nomination process. All nominees are approved by a majority of the independent directors. The Board of Directors believes that its procedures provide adequate assurance that nominations are approved by independent directors. The Board of Directors will consider director candidates recommended by stockholders. Any such recommendations must be submitted to the Secretary at least 120 days prior to the date of the Annual Meeting and should include the nominee's name and qualifications for board membership. The Board believes that all nominees for director, including stockholder nominees, should have the highest personal and professional ethics and integrity; substantial business or other professional experience in the primary market area served by the Company and the Bank; commitment to enhancing the business and prospects of the Company and the Bank; ability to work with existing board members and management; ability to make appropriate level of commitment of time and resources to their duties as director; an understanding of banking and financial matters and the role of directors in the management of the Company; and substantial personal investment in the Company common stock. All Board nominees for election at this year's annual meeting are incumbent directors standing for re-election. The Board of Directors held one meeting as a nominating committee during 2005 in order to make nominations for directors.

--------------------------------------------------------------------------------
                              DIRECTOR COMPENSATION
--------------------------------------------------------------------------------

         Directors do not receive separate compensation for their service on the Company's Board of Directors. Directors (including directors who are also employees) of the Bank receive a monthly fee of $400. Total fees paid to the directors for the year ended December 31, 2005 were $43,200. Pursuant to the 2005 Restricted Stock Plan which was approved by stockholders on May 19, 2005, directors were granted the following awards of restricted stock which vest at the rate of 20% per year beginning one year from the date of grant: Paul Arison
- 305 shares;  Charlotte Baldwin and Steven E. Carson - 354 shares each; Charles
G. Ramsey - 206 shares; J. Craig Riddle and Ralph T. Teague - 416 shares each; William Tandy - 2,082 shares; C. Barry Vaughn - 231 shares; and Michael D. Wortham - 833 shares. Effective December 8, 2005, each director agreed to the cancellation of their previously issued options without the payment of any consideration.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

         Summary Compensation Table. The following table sets forth the cash and noncash compensation awarded to or earned by the Chief Executive Officer of the Company and the Bank and by each executive officer whose salary and bonus earned in fiscal year 2005 exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries (the "Named Executive Officers").

                                                                                                Long-Term
                                                       Annual Compensation                  Compensation Awards
                                            ----------------------------------------      ------------------------
                                                                                          Restricted    Securities
                                                                        Other Annual        Stock       Underlying     All Other
Name and Principal Position       Year            Salary     Bonus      Compensation        Awards       Options      Compensation
---------------------------       ----            ------     -----      ------------        ------       -------      ------------
William M. Tandy                  2005           $110,000  $   500     $      --          $23,943 (1)        --         $13,338 (2)
Chief Executive Officer           2004            105,040      500            --               --         6,943 (3)      13,338
                                  2003            100,000    7,340            --               --            --          13,450
                                                                                      (footnotes on following page)

-----------------
(1) Based on the grant-date value ($11.50 per share) of 2,082 shares of restricted stock awarded under the 2005 Restricted Stock Plan effective May 19, 2005. Such shares vest at the rate of 20% per year beginning one year from the date of grant. Any dividends paid on the restricted stock will be paid to Mr. Tandy on vesting. At December 31, 2005, Mr. Tandy had 2,082 unvested shares which had an aggregate value of $18,738 based the last sale price for the Common Stock reported on the OTC Bulletin Board on that date ($9.00 per share).
(2) Consisted of $4,800 in directors fees, $6,000 automobile allowance and $2,538 in unused sick leave.
(3) All such options were cancelled without the payment of consideration effective December 8, 2005.

         Employment Agreement. We have entered into an employment agreement with our President, William M. Tandy. The agreement has a term of three years which may be extended for an additional one- year period on each anniversary date if the Board of Directors determines that Mr. Tandy has met the requirements of the Board. The Board of Directors has determined that Mr. Tandy has met its requirements as of the most recent anniversary date and the term of the agreement was extended accordingly. Mr. Tandy's base salary under the employment agreement is $110,000. Mr. Tandy is also eligible to receive bonuses of 7% of the Bank's quarterly net profits. His agreement is terminable by us for "just cause" as defined in the agreement. If we terminate Mr. Tandy without just cause or if Mr. Tandy terminates his employment for "good reason," he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement, plus an additional 12 months. If Mr. Tandy shall become disabled during the term of his agreement, he shall continue to receive payment of 100% of the base salary for a period of up to 180 days. Such payments shall not be reduced by any other benefit payments made under other disability program in effect for our employees. If Mr. Tandy's employment terminates for a reason other than just cause, he will be entitled to purchase from us family medical insurance through any group health plan maintained by us. Mr. Tandy's agreement also contains a provision stating that in the event of the termination of employment in connection with any change in control of the Company or us, Mr. Tandy will be paid a lump sum amount equal to 2.99 times his five-year average annual taxable cash compensation. If such payment had been made under the agreement as of December 31, 2005, such payment would have equaled approximately $318,000.

--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

         From time to time, the Bank engages in banking transactions with its directors, officers and their associates in the ordinary course of business. At December 31, 2005, approximately $613,268 of loans were outstanding to directors and executive officers. Loans to directors and executive officers are only made in the ordinary course of business of the Bank and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Bank waives certain loan document and other fees for full-time employees, including full-time executive officers.

         The following table sets forth information on all loans outstanding to executive officers during the last fiscal year where the aggregate outstanding indebtedness exceeded $60,000 and fees were waived.

                                                          Highest
                                                        Outstanding   Balance at
Name and Title            Type of Loan         Rate        Balance      12/31/05
--------------            ------------         ----        -------      --------
William M. Tandy          Home Mortgage       5.25%       $231,331      $228,070
President                 Home Equity         9.25%         72,462        71,602

Charlotte Sellers         Home Mortgage       5.50%       $ 52,321      $ 47,363
Senior Vice President     Automobile          6.75%          9,569         5,806
                          Unsecured          12.00%          4,892         3,416

Michael D. Wortham        Home Mortgage       6.00%       $ 75,855      $ 73,862
Vice President

         During the fiscal year ended December 31, 2005, Directors Steven E. Carson and J. Craig Riddle lent the Company $150,000 and $200,000, respectively, to allow the Company to pay down its indebtedness to a third-party financial institution as required by that institution. The loans provided for the payment of principal and interest at the rate of 7.50% per annum at maturity. The loans are scheduled to mature on May 17, 2006. During the fiscal year ended December 31, 2005, the Bank paid $19,871 for office supplies and furniture purchased from Happy's, Inc., an office supply store of which Director Vaughn is a co-owner.

--------------------------------------------------------------------------------
                     RELATIONSHIP WITH INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

         King + Company, PSC served as the Company's independent public accountants for the last fiscal year. The Board of Directors has appointed King + Company, PSC to serve as the Company's independent public accountants for the current fiscal year. The engagement of King + Company, PSC was approved in advance by the Audit Committee of the Board of Directors. A representative of King + Company, PSC is expected to attend the Annual Meeting and will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

         On November 14, 2005, the Company's former independent auditors, BKD, LLP ("BKD"), informed the Company of its decision to resign as the Company's independent auditors effective with the conclusion of its procedures related to the Form 10-QSB for the quarter ended September 30, 2005. The decision to change accountants was not recommended by the audit committee of the Company's Board of Directors. BKD's reports on the Company's consolidated financial statements for the two fiscal years ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with their audits of the two fiscal years ended December 31, 2004 and any subsequent interim period preceding the date hereof, there were no disagreements between the Company and BKD on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BKD, would have caused them to make a reference to the subject matter of the disagreements in connection with their reports.

         Fees paid to the Company's principal accountant for each of the last two fiscal years are set forth below:

Fiscal                Audit        Audit-Related        Tax          All Other
Year                  Fees            Fees             Fees            Fees
----                  ----            ----             ----            ----

2005                 $36,273          $    --         $   --           $ --

2004                 $17,010          $20,119         $2,625             --


         Audit Fees include fees billed by the Company's independent auditors for professional services rendered for the audit of the Company's annual financial statements and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed during the fiscal year ended December 31, 2005.

         Audit-Related Fees include fees billed by the Company's independent auditors for services provided for the year ended December 31, 2005. The services comprising these fees consisted of consultation concerning financial accounting and reporting standards and services related to the various registration statements filed with the Securities and Exchange Commission in connection with the stock conversion of the Company.

         Tax Fees primarily include fees associated with tax audits, tax compliance, tax consulting, as well as tax planning. This category also includes services related to tax disclosure and filing requirements.

         The Audit Committee has pre-approved all audit and non-audit services provided by the independent auditor and has not adopted pre-approval procedures for this purpose. No portion of non-audit fees during the past two years were approved pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

         The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with King + Company, PSC, the Company's independent auditors, the matters required to be discussed under Statement of Auditing Standards No. 61 ("SAS 61"). In addition, the Audit Committee received from King + Company, PSC the written disclosures and the letter required to be delivered by King + Company, PSC under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") and has discussed with representatives of King + Company, PSC their independence.

         The Audit Committee has reviewed the non-audit services currently provided by the Company's independent auditor and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors.

         Based on its review of the financial statements, its discussion with King + Company, PSC regarding SAS 61, and the written materials provided by King + Company, PSC under ISB Standard No. 1 and the related discussion with King + Company, PSC of their independence, the Audit Committee has recommended that the audited financial statements of the Company be included in its Annual Report on Form 10-KSB for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE

                  CHARLES G. RAMSEY                 J. CRAIG RIDDLE
                  PAUL W. ARISON                    RALPH T. TEAGUE
                  CHARLOTTE E. BALDWIN              C. BARRY VAUGHN
                  STEVEN E. CARSON

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than 10% of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based solely on its review of the copies of such reports received during the past fiscal year or with respect to the last fiscal year or written representations from such persons that no annual reports of change in beneficial ownership were required, the Company believes that during 2005, all of its officers, directors and all of its stockholders owning in excess of 10% of the outstanding Common Stock have complied with the reporting requirements.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of the Board of Directors.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's 2005 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation materials or as having been incorporated herein by reference. A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission will be furnished without charge to stockholders as of the Record Date, upon written request to the Secretary, Community First Bancorp, Inc., P.O. Box 736, Madisonville, Kentucky 42431.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         The Company is currently subject to the proxy rules promulgated by the Securities and Exchange Commission under the Exchange Act. Assuming the Company remains subject to such rules, any stockholder proposal to take action at such meeting must be received at the Company's main office at 2420 North Main Street, P.O. Box 736, Madisonville, Kentucky 42431 no later than December 30, 2006 to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act. Stockholder proposals, other than those submitted pursuant to the Exchange Act, to be considered at such Annual Meeting, must be stated in writing, delivered or mailed to the Secretary of the Company, not later than January 29, 2007.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Michael D. Wortham

                                              Michael D. Wortham
                                              Secretary
Madisonville, Kentucky
April 28, 2006

                                                  CFB  [GRAPHIC OF TREE OMITTED]


                                                  COMMUNITY FIRST BANCORP, INC.

                                                  ANNUAL MEETING OF STOCKHOLDERS
                                                    TO BE HELD ON JUNE 1, 2006

                                          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

                                               Please complete, date, sign and mail the
                                  detached   proxy  card  in  the enclosed postage-prepaid envelope.

                               YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

                        detach proxy card here
------------------------------------------------------------------------------------------------------------------------------------
                     COMMUNITY FIRST BANCORP, INC.                                  |
                                                                                    |
Should the  undersigned  stockholder  be present and elect to vote at the Annual    |
Meeting or at any adjournment thereof and after notification to the Secretary of    |
the Company at the Annual  Meeting of the  stockholder's  decision to  terminate    |
this  proxy,  then the  power of said  attorneys  and  proxies  shall be  deemed    |
terminated  and of no further  force and  effect.                                   |
The undersigned stockholder acknowledges receipt from the Company prior to          |
execution of this proxy of notice of the Annual Meeting, a Proxy Statement          |
therefor and the 2005 Annual Report to Stockholders.                                |
                                                                                    |
                                                                                    |
                                                                                    |
                                                                                    |
                                                                                    |
                                                                                    |
                                                                                    |            IMPORTANT
                                                                                    |   THE PROMPT RETURN OF PROXIES
                                           Signature ___________________________    |   WILL SAVE THE COMPANY THE
                          Signature, if jointly held ___________________________    |   EXPENSE OF FURTHER REQUESTS
                                               Date ______________________, 2006    |   FOR PROXIES TO ENSURE A
                                                                                    |   QUORUM AT THE  MEETING. A
Please sign exactly as your name appears on this card. When signing as attorney,    |   SELF-ADDRESSED, POSTAGE-
executor,  administrator,  trustee or guardian,  please give your full title. If    |   PREPAID ENVELOPE IS ENCLOSED
shares are held jointly, each holder should sign.                                   |   FOR YOUR CONVENIENCE.



------------------------------------------------------------------------------------------------------------------------------------
                                                            REVOCABLE PROXY
                                                     COMMUNITY FIRST BANCORP, INC.
------------------------------------------------------------------------------------------------------------------------------------

The undersigned hereby appoints J. Craig Riddle, Ralph T. Teague and Michael D. Wortham and each of them, with full powers of substitution in each, to act as proxies for the undersigned, to vote all shares of common stock of Community First Bancorp, Inc.
(the "Company") which the undersigned is entitled to vote at the annual meeting of stockholders (the "Annual Meeting"), to be held at the main office of Community First Bank, 2420 North Main Street, Madisonville, Kentucky on Thursday, June 1, 2006 at
8:00 a.m., and at any and all adjournments thereof, as follows:

         [X] PLEASE MARK VOTES AS IN THIS EXAMPLE


                                                                       WITH-       FOR ALL
                                                              FOR      HOLD        EXCEPT
         1.  The election as director                         [ ]      [ ]          [ ]
             of the nominees listed
             (except as marked to the
             contrary below):

             Paul W. Arison       Charlotte E. Baldwin      C. Barry Vaughn

         INSTRUCTION:  To withhold authority to vote for a listed nominee(s), mark "FOR ALL EXCEPT" and write the nominee's name in the space provided below.
         ________________________________________________________________

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE LISTED NOMINEES.

         THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE LISTED
         NOMINEES.  IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS
         PROXY IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS
         KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.  THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE
         HOLDERS THEREOF TO VOTE WITH  RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE
         OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
                                                                    Important:  Please sign and date this proxy on the reverse side.